INVENTORIES	12 Months Ended
Dec. 31, 2025
Classes of current inventories [abstract]
INVENTORIES	INVENTORIES
The Company periodically reviews its inventories for excess amounts, obsolescence and declines in selling prices below cost and records an allowance against the inventory balance to account for these circumstances. The reviews require management to estimate future demand for products.
Gross and net inventories

In millions	December 31, 2025	December 31, 2024
Gross inventories	$1,663.9	$1,263.5
Net realizable value valuation provision	(41.8)	(40.2)
Net inventories	$1,622.1	$1,223.3

In millions	December 31, 2025	December 31, 2024
Net inventories
Finished goods	$1,526.5	$1,142.1
Work in progress	50.8	44.6
Raw materials and consumables	44.8	36.6
Total	$1,622.1	$1,223.3
Inventory write-downs, including the impact of inventory provisions, recorded in Cost of goods sold were $32.8 million, $42.5 million, and $16.3 million for the years ended December 31, 2025, 2024 and 2023, respectively.